UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 26, 2016

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Ferrellgas, L.P. is filing this Current Report on Form 8-K to revise the historical financial statements contained in Ferrellgas, L.P.’s Annual Report on Form 10-K for the year ended July 31, 2015 and Quarterly Reports on Form 10-Q for the three months ended October 31, 2015 and the three and six months ended January 31, 2016, to include an additional footnote in the Notes to the Consolidated Financial Statements. The additional footnote provides guarantor financial information pursuant to Rule 3-10 of Regulation S-X. The guarantor financial information is required as a result of the expected registration under the U.S. federal securities laws of certain senior notes issued by Ferrellgas, L.P.
The guarantor financial information footnote includes summarizing financial information for Ferrellgas, L.P., the parent company co-issuer, Ferrellgas Finance Corp., co-issuer, Ferrellgas, L.P.'s 100% owned guarantor subsidiaries that fully and unconditionally guarantee (subject to customary release provisions) senior notes issued by the co-issuers, and the non-guarantor subsidiaries on a combined basis, as applicable.
These revised historical financial statements are filed as exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and have been updated in compliance with generally accepted accounting principles solely to include the guarantor financial information footnote.
Except as described above, we have not modified or updated other disclosures contained in Ferrellgas, L.P.’s historical financial statements and notes thereto. Accordingly, this Current Report on Form 8-K does not reflect events occurring after the respective filing dates of the above referenced Annual Report on Form 10-K and Quarterly Reports on Form 10-Q or update disclosures to already disclosed subsequent events. Consequently, all other information included in the historical financial statements and notes thereto which is not affected by the addition of the guarantor financial information footnote described above remains unchanged. Accordingly, the information included in this Current Report on Form 8-K should be read in conjunction with our other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

23.1 - Consent of Grant Thornton, LLP
99.1 - The historical financial statements of Ferrellgas, L.P. and additional disclosure as of July 31, 2015
99.2 - The historical financial statements of Ferrellgas, L.P. and additional disclosure as of October 31, 2015
99.3 - The historical financial statements of Ferrellgas, L.P. and additional disclosure as of January 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	May 26, 2016	By	/s/ Alan C. Heitmann
Alan C. Heitmann
Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

23.1	Consent of Grant Thornton, LLP

99.1	The historical financial statements of Ferrellgas, L.P. and additional disclosure as of July 31, 2015
99.2	The historical financial statements of Ferrellgas, L.P. and additional disclosure as of October 31, 2015
99.3	The historical financial statements of Ferrellgas, L.P. and additional disclosure as of January 31, 2016